

NORDICUS

FOSTERING THE NEXT GENERATION OF NORDIC & U.S. LIFE SCIENCES COMPANIES

Investor Presentation Q1 2025

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NORDICUS

THE NORDICUS VALUE PROPOSITION

Nordicus Partners is the only U.S. publicly traded business accelerator & holding company for Nordic life sciences companies.

DUAL-MARKET EXPERTISE:

- **Leveraging Nordic innovation and U.S. operational know-how,** to create a unique advantage in identifying, scaling and exiting high-potential companies with early- and mid-stage molecules.
- **Experienced team** with operational experience, an expansive strategic partner network, and a proven ability to enhance portfolio company value.

4-STEP VALUE CREATION PROCESS:

- **Targeting transformative, scalable opportunities in high-growth with unmet medical needs**, including periodontal disease, oral leukoplakia (OLK), and central nervous system (CNS) disorders.
- **Scout & Accelerate:** Target high-impact potential companies, providing capital, resources, and expertise to drive critical milestones such as patent filings and clinical trials.
- **Acquire & Exit:** Acquire controlling stakes to maximize value creation and exit at premium multiples.

HIGH-POTENTIAL PORTFOLIO:

- **Recent acquisitions of two preclinical phase biotechs that fit Nordicus criteria.**



NORDICUS

NORDICUS STRATEGY: TRANSFORMING POTENTIAL INTO VALUE


SCOUT
ACCELERATE
ACQUIRE
EXIT
EXIT STRATEGIES AT PREMIUM MULTIPLES
IPO
SALE OR MERGER
PARTNERSHIP BIG PHARMA
CONTINUE DRUG DEVELOPMENT

NORDICUS SCOUTING CRITERIA

- Target companies must be fully funded through Phase I.
- Markets with no current medical treatments available today.
- Addresses a significant unmet medical need in potential multibillion-dollar markets.



PORTFOLIO COMPANY: OROCIDIN

Nordicus acquired 95% of Orocidin in May 2024 through an all-stock transaction, issuing 3,800,000 shares of its common stock, and completed the acquisition of the remaining 5% in November 2024 by issuing an additional 200,000 shares.

OROCIDIN: A BREAKTHROUGH IN AGGRESSIVE PERIODONTITIS

- **Innovative Therapeutic:** QR-01 uniquely restores inflammatory balance, combats bacterial infections, and regenerates bone tissue – addressing the core challenges of aggressive periodontitis.
- **First-to-Market Advantage:** QR-01 is posted to become the **first and only medical treatment** specifically for aggressive periodontitis, exclusively available to dentists.
- **Powered by Antimicrobial Peptides (AMPs):** Leveraging cutting-edge AMPs, QR-01 offers a novel, broad-spectrum antimicrobial approach with significant therapeutic potential.

STRATEGIC FIT & MARKET OPPORTUNITY

- **Portfolio Alignment:** Acquired by Nordicus for its strong growth potential and alignment with strategic criteria.
- **High-Value Market:** Targets a potential multibillion-dollar market with substantial unmet medical needs.
- **Transformative Impact:** Positioned to redefine periodontitis treatment and establish a first-mover advantage.


NORDICUS

PORTFOLIO COMPANY: BIO-CONVERT

Nordicus acquired Bio-Convert in November 2024 through an all-stock transaction, issuing 12,000,000 shares of Nordicus' common stock.

BIO-CONVERT: TRANSFORMING ORAL LEUKOPLAKIA (OLK) TREATMENT

- **Innovative Therapeutic:** QR-02 is a proprietary oral formulation designed to treat OLK and reduce the risk of progression to oral cancer. It also offers potential for treating mild grades of oral cancer.
- **First-to-Market Advantage:** QR-02 is set to become the **first and only** approved drug for OLK, while also introducing a groundbreaking medical approach to treating dysplasia.
- **Targeted Solution:** QR-02 uses the active pharmaceutical ingredient imiquimod, a proven molecule with strong efficacy in treating lesions underlying potentially cancerous conditions.

STRATEGIC FIT & MARKET OPPORTUNITY

- **Portfolio Alignment:** Acquired by Nordicus for its first-mover advantage with a scalable, innovative treatment for OLK that is redefining treatment in pre-cancerous and mild cancerous conditions.
- **High-Value Market:** Addresses a significant unmet medical need in a potential multibillion-dollar market, where no approved medical treatment for OLK currently exist.
- **Transformative Impact:** QR-02 represents a critical advancement, offering an alternative to invasive surgical procedures and improving outcomes for millions of patients globally.


NORDICUS

THE GLOBAL OPPORTUNITY IN PERIODONTAL DISEASE

PERIODONTAL DISEASE: A GROWING GLOBAL CONCERN



Global Prevalence

Affects **20-50%** of the global population (6th most prevalent health condition

Severe periodontitis affects **11% globally**

U.S. Prevalence

42% of people aged 30+ are affected by periodontitis

7.8% of the U.S. population has advanced periodontitis

Periodontal Disease

$9.1 billion		$24.4 billion	Market Size
2022	CAGR: 10.4%	2032	

NORDICUS

THE GLOBAL OPPORTUNITY IN ORAL CANCER

ORAL LEUKOPLAKIA (OLK) & ORAL CANCER: HIGH URGENCY, HIGH GROWTH

Global Prevalence

OLK affects approx. **2-4%** of the global population

10-23% of OLK cases progress to oral cancer



Market Size

$274 billion	**$2.74 billion**
Oncology Drugs	Oral Cancer Treatment
CAGR: **7.5%**, 2021-2030	CAGR: **5.4%**, 2023-2030

NORDICUS

PIPELINE: BUILDING THE FUTURE OF HEALTHCARE

EVALUATING CNS DISORDERS: HIGH-IMPACT OPPORTUNITIES

- **Obsessive-Compulsive Disorder (OCD):** Focused on partial responders to existing treatments, addressing a gap in effective long-term solutions.
- **Psychotic Depression:** Developing therapies for a critical mental health condition with limited targeted treatments available.
- **Post-Traumatic Stress Disorder (PTSD):** Exploring innovative treatments for a disorder affecting millions globally, particularly underserved populations like veterans.
- **Parkinson's Disease & Related Disorders:** Targeting collateral conditions such as dementia, depression, and anxiety, which significantly impact patient quality of life.
- **Rare Epilepsies:** Developing solutions for conditions like Lennox-Gastaut Syndrome (LGS) and Dravet syndrome, addressing rare yet debilitating neurological disorders.
- **Neuropathic Pain (e.g., Diabetic Neuropathy):** Offering alternatives for patients with chronic pain who have few effective treatment options.
- **Autoimmune Disorders:** Advancing therapies for diseases such as psoriasis and atopic dermatitis, leveraging the overlap between CNS and immune system dysfunctions.



WHY INVEST?

- **Portfolio Diversification Strategy:** Nordicus' balanced portfolio positions us as a stable and resilient company, mitigating risk with significant upside potential.
- **High-Growth Focus:** Targeting life sciences markets with significant unmet medical needs.
- **Business Strategy:** A clear 4-step process (Scout, Accelerate, Acquire, Exit).
- **Experienced Leadership:** A seasoned team combining Nordic innovation with U.S. market expertise to identify and scale high-potential ventures.
- **Financial Upside:** Portfolio valuations suggest strong potential, leveraging all-stock acquisitions to scale effectively.
- **Competitive Edge:** A dual-market approach and expertise in reviving stalled drug candidates, positioning Nordicus uniquely for success.


NORDICUS



CAP TABLE

NORDICUS

As of December 26, 2024

MARKET CAP	$159,080,224
SHARES OUTSTANDING	17,197,862
WARRANTS	575,300
OPTIONS	450,000
FULLY DILUTED	18,223,162
52 WEEK HIGH / LOW	$10.00 / $2.76

NORDICUS

MEET THE TEAM



Henrik Rouf (USA)
Chief Executive Officer

Mr. Rouf has 30 years of Board of Directors experience in the global finance markets, working as an international financier, merchant banker and fund manager, respectively. Prior to joining NORDICUS Partners, as the company's Chief Executive Officer, Mr. Rouf is managing Member of Reddington Partners LLC.



Peter Severin (DK)
Chairman, Board of Directors

Mr. Severin brings over 25 years life sciences and sales experience to Nordicus' Board.

Mr. Severin is currently the Founder and CEO of Severin Partners.

Prior to founding Severin Partners, Peter held positions as Head of Sales of Novartis AG, Sales Manager at AstraZeneca Pharmaceuticals and as Sales Manager of GSK Plc (formerly GlaxoSmithKline Plc).



Henrik Keller (DK)
Member, Board of Directors

Mr. Keller has more than four decades of experience in the corporate sector, in which he has a proven track record of delivering excellent performances. Mr. Keller is currently the owner of the consultancy firm, HK-Consult, which advises companies within sales, marketing, customer service, partner search, strategy, etc.



Bennett Yankowitz (USA)
Chief Financial Officer
Member, Board of Directors

Mr. Yankowitz has more than 30 years of experience as a corporate attorney with leading law firms, specializing in securities, financial and merger and acquisition transactions.

NORDICUS

Thank You!

You can reach us at:

Tel: +1 310 666 0750
280 S. Beverly Drive, Suite 505
Beverly Hills, CA 90212
Info@nordicuspartners.com

Investor Relations
Jonathan Paterson
Harbor Access Investor Relations
Jonathan.Paterson@Harbor-Access.com
Tel: +1 475 477 9401


NORDICUS

APPENDICES

APPENDICES – OROCIDIN BACKGROUND

Orocidin

Background

- OROCIDIN's mission is to develop the preferred treatment against aggressive periodontitis.
- OROCIDIN's innovative therapeutic agent, QR-01, distinguishes itself through its unique ability to restore the unbalance in the inflammatory system and by treating bacterial infections, and at the same time, having the potential to rebuild bone tissue.
- QR-01 will be the first and only **medical** treatment against aggressive periodontitis available to dentist.
- QR-01 is an antimicrobial peptides (AMPs), also called host defense peptides (HDPs). These peptides are part of the innate immune response found among all classes of life. These peptides are potent, broad-spectrum antimicrobials, which demonstrate potential as novel therapeutic agents.
- **Prevalence:** Periodontal diseases affect about 20-50% of the global population & is the 6th most prevalent health condition. Severe periodontitis affects 11% globally. 42% of U.S. population aged +30 are affected by periodontitis. 7.8% of U.S. population has advanced form of periodontitis.
- **Periodontal Disease Market Size:** USD 9.1 bn. (2022) → USD 24.4 bn. (2032) with an CAGR of 10.4%.
- **Key Features:** Nordicus All Common Stock Purchase (100%) – 95% in May 2024 & the remaining 5% in November in 2024.

NORDICUS

APPENDICIES – THE ECONOMICS & PREVALENCE OF PERIODONTAL DISEASES



Market Value, Billion US$
25
20
15
10
5
0
2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032
Year



Global Prevalence

Affects **20-50%** of the global population (6th most prevalent health condition

Severe periodontitis affects **11% globally**

Comparison to Other Diseases: Sexually transmitted infections (16%), cardiovascular disease (6.6%)

U.S. Prevalence

42% of people aged 30+ are affected by periodontitis

7.8% of the U.S. population has advanced periodontitis

Economic Loss of Periodontal Diseases in 2018 (Billion US$)

	Europe (32 countries)	USA
Direct Costs	3.18	3.49
Indirect Costs	197.09	150.57
Total Costs	200.27	154.06

World Economic Loss Because of Periodontitis Around 2018

Direct Costs ($B)	44.28
Indirect Costs ($B)	20.5
Total Costs ($B)	64.78

- **Direct Costs:**
  Those associated with its treatment.
- **Indirect Costs:**
  Include both the oral consequences of periodontitis, and the productivity losses due to absenteeism from work.

NORDICUS

APPENDICIES – HOW OROCIDIN'S QR-01 WORKS

- Periodontitis, a type of gum disease, is severe inflammation of your gums, with symptoms that include red, bleeding or swollen gums. It's also a bacterial infection that starts by inflaming the soft tissues around your teeth. Left untreated, it erodes the bone that supports your teeth, leading to mobility and tooth loss.
- QR-01 has the unique ability to restore the unbalance in the inflammatory system and by treating bacterial infections, and at the same time, having the potential to rebuild bone tissue.
- Orocidin's QR-01 is a peptide-based treatment applied directly to infected gum areas using a manually operated syringe.
- Initially water-like consistency, the mixture becomes a semi-solid gel upon contact with periodontal pockets, ensuring it stays in place and release its active ingredient. The increase in viscosity is a very important feature of Orocidin's invention.
- The active ingredient is slowly released to treat the oral cavity. For continued treatment, QR-01 will be applied regularly in a defined period.


Healthy Tooth / Gum
diseased Tooth / Gum
Tooth
Biofilm
Bacteria
Antibiotics
Immune system
healthy gum
healthy bone level
Inflammation
Reduced bone level

NORDICUS

APPENDICES – BIO-CONVERT BACKGROUND

Background

- Bio-Convert's mission is to develop the preferred treatment for oral leukoplakia ("OLK").
- Bio-Convert's innovative therapeutic agent, QR-02, uses a novel proprietary oral formulation aimed at treating OLK and reduce the probability of OLK converting to oral cancer. QR-02 further possesses the added benefit of potentially being included in the treatment of mild grades of oral cancer.
- Bio-Convert will become first-mover in developing the only approved drug for treating OLK, while also offering a new medical approach for treating dysplasia.
- QR-02 is unique because it's a local treatment specifically designed to treat the lesions underlying (potentially cancerous) diseases.
- The active pharmaceutical ingredient (API) used in QR-02 is the molecule imiquimod. Studies have provided proof of concept that imiquimod can be used in effectively treating and manage OLK.
- **Prevalence:** OLK has a prevalence of approx. 2-4% of the global population. In 10-23% of the times OLK will develop into oral cancer, suggest recent studies.
- **Market Size Oncology Drugs:** USD 274bn in 2030. A 7.5% CAGR from 2021-2030.
- **Market Size Oral Cancer Treatment:** USD 2.74bn in 2030. A 5.4% CAGR from 2023-2030.
- **Key Features:** Nordicus All Common Stock Purchase (100%) in November 2024.

Bio Convert

NORDICUS

APPENDICIES – THE ECONOMICS & PREVALENCE OF OLK & ORAL CANCER

USD 274 Billion in 2030

Market Size Global Market For Oncology Drugs 7.5% CAGR from 2021-2030

USD 2.74 Billion in 2030

Value of Oral Cancer Treatment 5.4% CAGR from 2023-2030

250,000 Annual Cases

Cancers of the oral cavity account for approx. 250 000 annual incident cases.



Prevalence of Oral Leukoplakia

- EU = 8.9M
- US = 6.6M

~80%

of oral leukoplakia cases may be overtreated with surgery, resulting in unnecessary interventions.

Probability of Oral Cancer Doubled Historically

The probability of OLK developing into oral cancer has doubled from 1998 to 2018

Dysplastic lesions are present in 20% of cases and represent a high-risk patient population

5-year survival rate drops to 50- 66%

once a person develops oral cancer

10-23%

of the times OLK will develop into oral cancer, suggest recent studies

NORDICUS

APPENDICIES – HOW BIO-CONVERT'S QR-02 WORKS

- Oral leukoplakia ("OLK") is a common oral potentially malignant disorder, characterized by predominantly white painless patches/plaques being present in the oral cavity, either localized or in multiple areas. Oral potentially malignant disorders refer to those disorders that has the potential to transform into oral cancer, with OLK being one of the most common oral mucosal (lip & cheek lining) disorders.
- BIO-CONVERT's novel drug technology, QR-02, is a proprietary oral formulation that contains the active ingredient, imiquimod. The technology is designed to specifically treat the lesions underlying (potentially cancerous) diseases and deliver the drug locally without any systemic absorption.
- The aim of the treatment is therefore to eliminate the lesions or to reduce the malignant conversion rate of oral leukoplakia to oral cancer. Furthermore, QR-02 possesses the added benefit of potentially being included in the treatment of mild grades of oral cancer. The effect on oral cancer may improve the surgical removal procedure should this been needed for the oral cancer patients.
- Imiquimod is an immune response modifier with potential antiviral and antitumor effects. These attributes are some of the reasons why topical imiquimod is being recommended for the treatment of large clinically asymptomatic fields containing tumor cells – called field cancerization – which is prevalent in oral potentially malignant lesions like in the case of OLK.
- Studies have provided proof of concept that imiquimod can be used in effectively treating and manage OLK.
- A medical treatment like QR-02 offers additional benefits compared to traditional methods like surgery. Surgery can be particularly challenging when lesions are located in difficult-to-reach areas of the oral cavity or when patients have developed multifocal lesions.
- A study suggest that approx. 80% of OLK cases results in unnecessary interventions. This is a large proportion of cases that in theory could be replaced by a non-surgical medical option like QR-02, which will become the only approved drug for treating OLK, while also offering a new medical approach for treating dysplasia.